NOTE 7. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details 1) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Note 7. Property Equipment And Leasehold Improvements Net Details 1
Buildings and leasehold improvements	$ 57,827	$ 62,983
Equipment	4,838	5,269
Total	62,665	68,252
Less: accumulated depreciation and amortization	(4,378)	(3,270)
Property, equipment and leasehold improvements, net	$ 58,287	$ 64,982